                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1640
                                     DATED: JANUARY 16, 1998


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Fed Funds (Prior Day H.15)


INDEX MATURITY:           One Day


TRADE DATE:               January 16, 1998


SETTLEMENT DATE:          January 23, 1998


MATURITY DATE:            January 23, 2001


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.260%
                          (Plus twenty six bps)


SPREAD MULTIPLIER:        N/A


COMMISSION:               0.250%


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   The 23rd day of each January, April, July and October, commencing on
                          April 23, 1998 through and including the Maturity Date; subject to the modified following business day convention.


INITIAL INTEREST RATE:    TBD


FORM:                     Book-entry




                                         CUSIP # 58018SZM9
                                         PRINCIPAL $27,000,000.00